Earnings per share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings per share
Earnings per share

Basic net earnings per common share is computed by dividing net earnings by the weighted average ordinary shares outstanding for that period. Diluted net earnings per ordinary share reflects the potential dilution that could occur if stock options under the ASMI Option Plan were exercised and if convertible notes were converted, unless potential dilution would have an anti-dilutive effect.

The following represents a reconciliation of net earnings and weighted average number of shares outstanding (in thousands) for purposes of calculating basic and diluted net earnings per share:

	December 31,
	2011	2012	2013
Net earnings used for purpose of computing basic earnings per common share	186,770	7,149	1,049,300
After-tax equivalent of interest expense on convertible subordinated notes	17,670	—	—
Net earnings used for purposes of computing diluted net earnings per common share	204,440	7,149	1,049,300
Basic weighted average number of shares outstanding during the year used for purpose of computing basic earnings per share (thousands)	55,210	56,108	63,202
Dilutive effect of stock options	570	659	994
Dilutive effect of convertible subordinated notes	8,902	—	—
Dilutive weighted average number of shares outstanding	64,682	56,767	64,196
Net earnings per share:
Basic net earnings from continuing operations	3.38	0.13	16.60
Diluted net earnings from continuing operations	3.16	0.13	16.35

For the year ended December 31, 2012, the effect of 8,231,432 conversion rights was anti-dilutive.

For the year ended December 31, 2011, 81,500 option rights were not in the money and therefore not implicated in the dilutive effect of stock options.

During 2008, ASMI engaged Lehman Brothers (“Lehman”). to repurchase ordinary ASMI shares on the Euronext and Nasdaq markets on behalf of ASMI. As of September 15, 2008, at the time it went into bankruptcy administration, Lehman reported that it had purchased and held on our behalf 2,552,071 shares, which were accounted for as treasury shares accordingly. ASMI filed a submission with the Lehman administrators giving notice of the shares held in custody by Lehman. At ASMI’s May 2009 Annual General Meeting, our shareholders resolved to cancel all of these treasury shares which, accordingly, was accounted for in our 2009 Annual Report as a reduction of the number of outstanding shares. Lehman was notified of the cancellation of shares at the time.
The Lehman administrators have cooperated to effect the cancellation of 2,305,069 shares through the relevant book entry systems and have agreed to cooperate similarly with respect to 25,643 shares which are currently held by a Lehman affiliate in the Unites States. This leaves 221,359 shares unaccounted for which is in line with the notification received from the Lehman administrator's in September 2010 that a shortfall in the number of shares held for the Company's account in this order of magnitude was likely to exist.
Under the terms of a settlement agreement with the Lehman administrators entered into in 2013 the Company has received a compensation in cash of US$6,251 and will receive a further €273,062 in compensation of dividends paid on the unaccounted shares.
Depending on the outcome of the Lehman bankruptcy the Company may receive further payments since the amounts received to date represent 92.2% of the principal of the Company's claims for compensation. In addition the Company is entitled to the payment of interest over the principal of its claims.
The 221,359 shares unaccounted for by the Lehman administrators are and remain outstanding and have not been canceled by the resolution adopted by the AGM in 2009. As a result of the settlement agreement the Company recorded €4,190 as paid in capital to account for the compensation received.